UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2017

Date of reporting period: March 31, 2017

Item 1. Report to Stockholders.

2017 Semi-Annual Report March 31, 2017

www.tortoisecredit.com

Tortoise Select Income Bond Fund
2017 Semi-Annual Report

Table of Contents

Letter to Shareholders	3

Tortoise Select Income Bond Fund	4

Expense Example	7

Financial Statements	8

Notes to Financial Statements	17

Additional Information	21

Sector allocation as of 3/31/2017
	Portfolio	Benchmark
Treasury	18.2%	36.6%
Agency	0.0%	2.0%
Mortgage-Backed Securities	15.0%	28.6%
Commercial Mortgage-Backed Securities	6.9%	1.8%
Asset-Backed Securities	12.5%	0.5%
Credit	34.4%	30.5%
Term Loan	0.0%	0.0%
Non-dollar	0.0%	0.0%
High Yield	10.2%	0.0%
Cash/equivalent	2.8%	0.0%

Rating allocation as of 3/31/2017
	Portfolio	Benchmark
AAA	35.7%	71.7%
AA	10.4%	4.6%
A	9.7%	10.2%
BBB	31.7%	13.5%
BB	4.0%	0.0%
B	5.8%	0.0%
Not rated	0.0%	0.0%
Cash/equivalent	2.8%	0.0%

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. Bond quality ratings reflect the higher rating issued by either Moody’s or S&P. In instances where Moody’s and S&P do not rate a security, the Fitch rating is used. Should this process result in the selection of a rating issued by an agency other than S&P, the rating is converted to the S&P equivalent. Due to rounding, totals may not equal 100%.

2	Tortoise Credit Strategies

2017 Semi-Annual Report | March 31, 2017

Dear shareholder,

Market overview

The period started off on a strong note with a continuation of the Trump reflation optimism and strong performance in higher risk fixed income asset classes such as high yield, investment grade credit, and lower rated securitized products. As we moved into March, however, sentiment shifted as good news appeared to be fully priced into the markets, uncertainty on the Trump agenda increased, and U.S. economic data pointed to tepid economic growth. For the period, the major sectors outperformed U.S. Treasuries, with agency MBS as the one notable exception producing a negative excess return. During the quarter, interest rates remained in a range with the 10-year U.S. Treasury trading between 2.63% and 2.31% ending the period on the lower end at 2.39% and the interest rate curve modestly flatter.

Market, business, and consumer expectations (i.e., all ‘soft’ data) surged following the November 2016 U.S. presidential election. Many economists and analysts predict that these more favorable expectations will lead to increased investment and spending and thus, stronger economic growth. This increased investment and spending will likely register in ‘hard’ data and, ultimately, in the final measure of GDP growth. Investors continue to wait for this ‘hard’ data to materialize.

In the vacuum of significant ‘hard’ data indicating stronger growth, investors have scrutinized all data measuring the progress of the Trump administration’s policy initiatives. The initial Republican failure to repeal and replace the Affordable Care Act (i.e., Obamacare) represented the Trump administration’s first major setback and it caused investors to reduce their expectations of fiscal stimulus and pushed back the expected timing of future economic growth. Legislation priorities and timelines remain very unclear causing investors to take a more of a wait-and-see approach.

The Federal Open Market Committee (FOMC) decided to raise the federal funds target rate by 25 basis points at its March meeting despite uncertainty regarding fiscal policy in the coming quarters. We believe the continued strength in employment likely reinforced the FOMC’s resolve to continue raising rates at a consistent pace. Further, the FOMC has an eye on beginning the slow process of reducing the size of their balance sheet near the end of the year. However, the rate change may also suggest that the committee remains comfortable looking past the weak first quarter U.S. GDP growth, which was driven by a deceleration in personal consumption expenditures as well as a draw down in business inventories. Given that consumer spending has underpinned economic growth in recent periods and remains the majority contributor to GDP, it is important that this deceleration be temporary.

Outlook and concluding thoughts

Looking forward, we expect both U.S. and global GDP growth to continue to improve (despite some recent weakness in the U.S.), and we expect inflation to pick up modestly from relatively low levels, the Federal Reserve to continue removing accommodation at a measured pace and U.S. interest rates to continue drifting higher. Further, we expect some of the Trump administration’s policy initiatives to be passed into law; however, the timing will likely be drawn out beyond market expectations. In addition, we believe corporate earnings may continue to improve at a moderate pace despite the extraordinarily long credit cycle. If history is any guide, valuations for most fixed income risk assets are near or better than their best post-crisis valuations, while we appear to be in the early innings of a reengaged Federal Reserve as well as within six to nine months of a reengaged European Central Bank.

Sincerely,

The Investment Policy & Strategy Committee
Tortoise Credit Strategies

Basis point is a unit equal to 1/100th of 1% and is used to denote the change in a financial instrument.

It is not possible to invest directly in an index.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost.

(unaudited)

Tortoise Credit Strategies	3

Tortoise Select Income Bond Fund

Basic fund facts

Investment objective: Total return and current income

	Institutional		Investor
Ticker	TBNIX		TBNTX
Net expense ratio(1)	0.50%		0.75%
Redemption fee	None		None
Maximum front-end sales load	None	(2)	3.75%	(3)
Maximum deferred sales load	None		None	(4)

(1)	Tortoise has contractually agreed to limit total operating expenses through 12/31/2017. Reimbursed expenses may be recouped for a period of three fiscal years if such recoupment can be achieved without exceeding these expense limits.
(2)	While the Institutional Class has no front-end load, advisory and other expenses still apply.
(3)	You may qualify for sales charge discounts if you invest at least $100,000.
(4)	No front-end sales charge is payable on Investor Class investments of $1 million or more, although the fund may impose a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of purchase.

Investment parameters

Under normal circumstances, the fund:

●	will invest at least 80% of net assets, plus the amount of any borrowings for investment purposes, in fixed income securities

●	may invest up to 35% of total assets in debt securities that, at the time of purchase, are rated below investment grade or are unrated but determined to be of comparable quality

●	may invest up to 20% of total assets in preferred securities

●	may invest up to 30% of total assets in non-U.S. dollar-denominated securities

●	may invest up to 15% of net assets in illiquid securities

Value of $1,000,000 vs. Bloomberg Barclays U.S. Aggregate Bond Index
Since inception on December 28, 2016 through March 31, 2017

This chart illustrates the performance of a hypothetical $1,000,000 investment made on December 28, 2016, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a stockholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and income distributions for a fund and income distributions for the index.

The performance data quoted above represents past performance since inception on December 28, 2016 through March 31, 2017. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be obtained through the most recent month-end by calling 855-822-3863. Future performance may be lower or higher than the performance stated above.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate taxable bond market. The index includes U.S. Treasuries, government-related and corporate securities, Mortgage Backed securities (agency fixed-rate and hybrid adjustable-rate pass-throughs), Asset Backed securities and Commercial Mortgage Backed securities (agency and non-agency). This index cannot be invested in directly.

(unaudited)

4	Tortoise Credit Strategies

2017 Semi-Annual Report | March 31, 2017

Key performance drivers

The most impactful contributors to performance during the period included the fund’s overweight allocation to high yield bonds and security selection within the investment grade credit allocation. The high yield sector produced very strong performance driven by investor demand in the beginning of the year and limited new issue supply. As a result, the fund’s 12% allocation to the sector contributed positively to performance. The largest detractors from performance during the period were short duration and bulleted curve positioning as well as the fund’s allocation to cash. Specifically the approximate 15% underweight in duration and bulleted curve positioning relative to the index detracted from performance over the period as interest rates declined modestly and the interest rate curve flattened. Further, the fund’s 2.5% position in cash detracted from performance as most risky assets appreciated during the period while cash holdings are defensive in nature.

As a result of the aforementioned, the fund remains shorter duration than that of its index, cautiously and modestly overweight corporate credit, underweight agency mortgages and overweight lower risk assets, such as asset backed securities. The fund will continue to focus on its industry and name selection within corporate credit while also gradually improve the overall credit quality of the portfolio in anticipation of an eventual reversal or decompression in credit spreads.

Total returns (as of March 31, 2017)

Ticker	Class	Since inception(1)	Gross expense ratio
TBNIX	Institutional	1.28%	1.57%
TBNTX	Investor (excluding load)	1.22%	1.82%
TBNTX	Investor (maximum load)	-2.58%	1.82%
U.S. Aggregate(2)		1.26%	—

(1)	Reflects period from fund inception on December 28, 2016 through March 31, 2017.
(2)	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate taxable bond market. The index includes U.S. Treasuries, government-related and corporate securities, Mortgage Backed securities (agency fixed-rate and hybrid adjustable-rate pass-throughs), Asset Backed securities and Commercial Mortgage Backed securities (agency and non-agency). This index cannot be invested in directly.

Note: Performance data shown reflecting the Investor Class (maximum load) reflect a sales charge of 3.75% . Performance data shown “excluding load” do not reflect the deduction of the maximum sales load. If reflected, the load would reduce the performance quoted. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-822-3863.

(unaudited)

Tortoise Credit Strategies	5

Tortoise Select Income Bond Fund

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. In addition to the normal risks associated with investing, bonds and bank loans, and the funds that invest in them are subject to interest rate risk and can be expected to decline in value as interest rates rise. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Derivatives involve special risks including correlation, counterparty, liquidity, operational, accounting and tax risks. These risks, in certain cases, may be greater than the risks presented by more traditional investments. The fund invests in foreign securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Investment by the fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The fund may use leverage, which may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Net Asset Value of the fund, and money borrowed will be subject to interest costs.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration. Average maturity is the average amount of time until a debt security matures.

Nothing contained on this communication constitutes tax, legal or investment advice. Investors must consult their tax adviser or legal counsel for advice and information concerning their particular situation.

This report reflects our views and opinions as of the date herein, which are subject to change at any time based on market and other conditions. We disclaim any responsibility to update these views. The views should not be relied on as investment advice or an indication of trading intent on behalf of the portfolio.

(unaudited)

6	Tortoise Credit Strategies

2017 Semi-Annual Report | March 31, 2017

Expense example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 28, 2016 through March 31, 2017).

Actual expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	(12/28/2016 to
	(12/28/2016)	(03/31/2017)	03/31/2017)
Institutional Class Actual(2)	$1,000.00	$1,012.80	$1.28

Institutional Class
Hypothetical (5% annual	$1,000.00	$1,011.47	$1.28
return before expenses)

Investor Class Actual(2)	$1,000.00	$1,012.20	$1.92

Investor Class Hypothetical
(5% annual return	$1,000.00	$1,010.83	$1.92
before expenses)

(1)	Expenses are equal to the Fund’s annualized expense ratio for the period from inception through March 31, 2017 of 0.50% and 0.75% for the Institutional Class and Investor Class, respectively, multiplied by the average account value over the period, multiplied by 93/365 to reflect the period since inception.
(2)	Based on the actual returns for the period from December 28, 2016 through March 31, 2017 of 1.28% and 1.22% for the Institutional Class and Investor Class, respectively.

(unaudited)

Tortoise Credit Strategies	7

Schedule of Investments (unaudited)
March 31, 2017

	Principal	Fair
	Amount	Value
Asset Backed Securities — 12.3%(1)

Automotive — 7.3%(1)
AmeriCredit Automobile Receivables Trust
2.410%, 07/08/2022	$20,000	$19,833
2.710%, 08/18/2022	4,000	4,019
Capital Auto Receivables Asset Trust
2.110%, 03/22/2021	15,000	15,009
GM Financial Automobile Leasing Trust
1.970%, 05/20/2020	10,000	9,939
Santander Drive Auto Receivables Trust
2.660%, 11/15/2021	20,000	20,122
2.580%, 05/16/2022	4,000	4,002
Westlake Automobile Receivables Trust
2.700%, 10/17/2022(2)	10,000	10,028
		82,952
Credit Cards — 0.6%(1)
Capital One Multi-Asset Execution Trust
1.504%, 09/16/2024(3)	7,000	7,065
Whole Business — 4.4%(1)
Taco Bell Funding, LLC
3.832%, 05/25/2046(2)	24,875	25,236
TGIF Funding, LLC
6.202%, 04/30/2047(2)	25,000	24,685
		49,921
Total Asset Backed Securities
(Cost $139,728)		139,938

Corporate Bonds — 43.9%(1)

Aerospace & Defense — 0.9%(1)
Hexcel Corp.
3.950%, 02/15/2027	5,000	5,071
Rockwell Collins, Inc.
3.200%, 03/15/2024	5,000	5,002
		10,073
Airlines — 1.4%(1)
Air Canada
7.750%, 04/15/2021(2)(4)	2,000	2,260
LATAM Airlines Group S.A.
4.200%, 11/15/2027(4)	4,699	4,682
United Airlines
3.750%, 03/03/2028	4,569	4,643
US Airways
3.950%, 05/15/2027	4,195	4,298
		15,883
Banks — 6.2%(1)
Bank of America Corp.
3.124%, 01/20/2023(3)	5,000	5,031
Citigroup, Inc.
3.887%, 01/10/2028(3)	10,000	10,065
First Horizon National Corp.
3.500%, 12/15/2020	10,000	10,284
Goldman Sachs Group, Inc.
3.500%, 11/16/2026	5,000	4,898
JPMorgan Chase & Co.
3.782%, 02/01/2028(3)	10,000	10,107
Morgan Stanley
3.625%, 01/20/2027	10,000	9,947
Toronto-Dominion Bank
3.625%, 09/15/2031(3)(4)	10,000	9,809
Wells Fargo & Co.
3.069%, 01/24/2023	10,000	10,067
		70,208
Building Materials & Home Builders — 1.8%(1)
Toll Brothers Finance Corp.
4.875%, 11/15/2025	3,000	3,030
US Concrete, Inc.
6.375%, 06/01/2024(2)	4,000	4,160
Vulcan Materials Co.
7.150%, 11/30/2037	10,000	12,734
		19,924
Chemicals — 1.2%(1)
Celanese US Holdings LLC
4.625%, 11/15/2022	5,000	5,305
Chemours Co
6.625%, 05/15/2023	5,000	5,325
Olin Corp.
5.125%, 09/15/2027	3,000	3,058
		13,688
Consumer Products — 0.4%(1)
Revlon Consumer Products Corp.
6.250%, 08/01/2024	5,000	5,000
Consumer Staples — 1.3%(1)
Anheuser-Busch InBev Finance, Inc.
3.650%, 02/01/2026	5,000	5,065
Flowers Foods, Inc.
3.500%, 10/01/2026	5,000	4,884
Kraft Heinz Foods Co.
4.375%, 06/01/2046	5,000	4,711
		14,660

See accompanying Notes to Financial Statements.

8	Tortoise Credit Strategies

2017 Semi-Annual Report | March 31, 2017

Schedule of Investments (unaudited) (continued)
March 31, 2017

	Principal	Fair
	Amount	Value
Diversified Financial Services — 4.0%(1)
Ally Financial, Inc.
5.750%, 11/20/2025	$3,000	$3,082
Athene Global Funding
4.000%, 01/25/2022(2)	5,000	5,088
E*TRADE Financial Corp.
5.375%, 11/15/2022	10,000	10,479
Icahn Enterprises LP / Icahn
Enterprises Finance Corp.
6.750%, 02/01/2024(2)	2,000	2,068
International Lease Finance Corp.
5.875%, 08/15/2022	10,000	11,164
Park Aerospace Holdings Ltd.
5.250%, 08/15/2022(2)(4)	3,000	3,131
Stifel Financial Corp.
3.500%, 12/01/2020	10,000	10,204
		45,216
Energy — 6.6%(1)
Enable Midstream Partners LP
3.900%, 05/15/2024	10,000	9,774
Enbridge Energy Partners LP
7.500%, 04/15/2038	5,000	5,941
Genesis Energy LP / Genesis Energy
Finance Corp.
6.750%, 08/01/2022	3,000	3,108
HollyFrontier Corp.
5.875%, 04/01/2026	10,000	10,635
Kinder Morgan, Inc.
5.625%, 11/15/2023(2)	5,000	5,495
MPLX LP
5.200%, 03/01/2047	5,000	5,050
Murphy Oil Corp.
6.875%, 08/15/2024	4,000	4,250
Oasis Petroleum, Inc.
6.875%, 01/15/2023	5,000	5,113
Phillips 66 Partners LP
4.900%, 10/01/2046	5,000	4,779
Rose Rock Midstream LP /
Rose Rock Finance Corp.
5.625%, 11/15/2023	3,000	2,955
Sabine Pass Liquefaction LLC
5.625%, 03/01/2025	5,000	5,429
SM Energy Co.
5.625%, 06/01/2025	3,000	2,886
TransCanada Trust
5.300%, 03/15/2077(3)(4)	5,000	4,950
Valero Energy Partners LP
4.375%, 12/15/2026	5,000	5,056
		75,421
Gaming & Lodging — 0.9%(1)
Penn National Gaming, Inc.
5.625%, 01/15/2027(2)	3,000	2,985
Scientific Games International, Inc.
7.000%, 01/01/2022(2)	2,000	2,140
Wyndham Worldwide Corp.
4.500%, 04/01/2027	5,000	5,047
		10,172
Healthcare — 1.3%(1)
Abbott Laboratories
3.750%, 11/30/2026	5,000	5,004
HCA, Inc.
5.375%, 02/01/2025	2,000	2,090
Humana, Inc.
3.950%, 03/15/2027	5,000	5,123
WellCare Health Plans, Inc.
5.250%, 04/01/2025	2,000	2,051
		14,268
Industrial — 0.3%(1)
United Rentals North America, Inc.
5.750%, 11/15/2024	3,000	3,139
Insurance — 2.7%(1)
Enstar Group Ltd.
4.500%, 03/10/2022(4)	5,000	5,068
Guardian Life Insurance
Company of America
4.875%, 06/19/2064(2)	5,000	5,105
Hanover Insurance Group, Inc.
4.500%, 04/15/2026	10,000	10,402
Mercury General Corp.
4.400%, 03/15/2027	5,000	5,005
Unum Group
4.000%, 03/15/2024	5,000	5,105
		30,685
Manufacturing — 0.4%(1)
Trinity Industries, Inc.
4.550%, 10/01/2024	5,000	5,002

See accompanying Notes to Financial Statements.

Tortoise Credit Strategies	9

Schedule of Investments (unaudited) (continued)
March 31, 2017

	Principal	Fair
	Amount	Value
Materials — 0.9%(1)
Freeport-McMoRan, Inc.
3.550%, 03/01/2022	$5,000	$4,662
Hudbay Minerals, Inc.
7.625%, 01/15/2025(2)(4)	5,000	5,450
		10,112
Media — 2.2%(1)
CSC Holdings LLC
6.750%, 11/15/2021	3,000	3,261
DISH DBS Corp.
5.875%, 11/15/2024	3,000	3,162
Gray Television, Inc.
5.875%, 07/15/2026(2)	2,000	2,040
Interpublic Group of Companies, Inc.
4.200%, 04/15/2024	5,000	5,166
Sirius XM Radio, Inc.
6.000%, 07/15/2024(2)	5,000	5,369
Time Warner Cable LLC
6.550%, 05/01/2037	5,000	5,750
		24,748
Paper & Packaging - 1.3%(1)
Amcor Finance USA, Inc.
3.625%, 04/28/2026(2)	5,000	4,962
Berry Plastics Corp.
5.125%, 07/15/2023	5,000	5,144
Fibria Overseas Finance Ltd.
5.500%, 01/17/2027(4)	5,000	5,017
		15,123
Real Estate — 2.2%(1)
CBRE Services, Inc.
4.875%, 03/01/2026	5,000	5,212
EPR Properties
4.750%, 12/15/2026	5,000	5,039
Kilroy Realty LP
4.250%, 08/15/2029	10,000	10,157
Physicians Realty LP
4.300%, 03/15/2027	5,000	5,017
		25,425
Technology — 4.5%(1)
Apple, Inc.
3.000%, 02/09/2024	10,000	10,095
Broadcom Corp. / Broadcom
Cayman Finance Ltd.
3.875%, 01/15/2027(2)	5,000	5,037
CA Technologies
3.600%, 08/15/2022	10,000	10,159
Diamond 1 Finance Corp./
Diamond 2 Finance Corp.
5.450%, 06/15/2023(2)	10,000	10,804
First Data Corp.
5.750%, 01/15/2024(2)	5,000	5,176
Keysight Technologies, Inc.
4.600%, 04/06/2027	5,000	5,046
Microsoft Corp.
3.300%, 02/06/2027	5,000	5,083
		51,400
Telecommunications — 1.6%(1)
Sprint Corp.
7.125%, 06/15/2024	5,000	5,350
T-Mobile USA, Inc.
6.375%, 03/01/2025	2,000	2,160
Verizon Communications, Inc.
5.500%, 03/16/2047	5,000	5,260
Zayo Group LLC / Zayo Capital, Inc.
6.375%, 05/15/2025	5,000	5,416
		18,186
Utilities — 1.8%(1)
Aquarion Co.
4.000%, 08/15/2024(2)	10,000	9,997
Exelon Corp.
3.497%, 06/01/2022	5,000	5,052
NRG Energy, Inc.
6.250%, 05/01/2024	5,000	5,009
		20,058
Total Corporate Bonds
(Cost $492,676)		498,391

See accompanying Notes to Financial Statements.

10	Tortoise Credit Strategies

2017 Semi-Annual Report | March 31, 2017

Schedule of Investments (unaudited) (continued)
March 31, 2017

	Principal	Fair
	Amount	Value
Mortgage Backed Securities — 21.6%(1)

Commercial — 6.8%(1)
COMM Mortgage Trust
4.582%, 04/10/2047	$10,000	$10,499
4.456%, 07/17/2047(3)	10,000	10,374
4.243%, 02/10/2049	15,000	15,646
GS Mortgage Securities Trust
5.161%, 11/10/2046	10,000	10,936
JPMBB Commercial Mortgage
Securities Trust
4.712%, 09/17/2047(3)	15,000	14,808
JPMorgan Chase Commercial
Mortgage Securities Trust
4.188%, 01/18/2046(3)	14,000	14,666
		76,929
U.S. Government Agency — 14.8%(1)
Federal Home Loan Mortgage Corporation
3.500%, 04/01/2037	6,000	6,225
4.500%, 08/01/2046	42,400	45,516
4.000%, 02/01/2047	18,576	19,508
Federal National Mortgage Association
3.500%, 05/01/2036	37,452	38,874
4.000%, 10/01/2046	54,902	57,655
		167,778
Total Mortgage Backed Securities
(Cost $244,261)		244,707

U.S. Government Securities — 17.9%(1)
U.S. Treasury Bonds
3.125%, 04/30/2017	60,000	60,110
1.250%, 12/31/2018	25,000	25,016
1.125%, 02/28/2019	30,000	29,936
1.875%, 01/31/2022	65,000	64,867
1.875%, 02/28/2022	5,000	4,990
2.000%, 11/15/2026	19,000	18,357
Total U.S. Government Securities
(Cost $202,614)		203,276

Total Investments — 95.7%(1)
(Cost $1,079,279)		1,086,312
Other Assets in Excess of Liabilities, Net — 4.3%(1)		49,074
Total Net Assets — 100.0%(1)		$1,135,386

(1)	Calculated as a percentage of net assets.
(2)	Security purchased within the terms of a private placement memorandum, except from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of March 31, 2017, the value of this investment was $141,216 or 12.4% of net assets.
(3)	Variable rate security - The rate shown is the rate in effect as of March 31, 2017.
(4)	The Fund had $40,367 or 3.6% of net assets in foreign securities as of March 31, 2017.

See accompanying Notes to Financial Statements.

Tortoise Credit Strategies	11

Statement of Assets & Liabilities (unaudited)
March 31, 2017

Assets:
Investments, at fair value (cost $1,079,279)	$1,086,312
Cash	48,387
Interest receivable	7,978
Receivable for Adviser expense reimbursement	23,999
Prepaid expenses and other assets	29,674
Total assets	1,196,350
Liabilities:
Payable for investment securities purchased	15,006
Payable to Adviser	431
Payable for fund administration & accounting fees	13,604
Payable for compliance fees	1,618
Payable for custody fees	1,735
Payable for transfer agent fees & expenses	7,781
Payable to trustees	2,508
Distributions payable	2,460
Accrued expenses	15,685
Accrued distribution fees	136
Total liabilities	60,964
Net Assets	$1,135,386

Net Assets Consist of:
Capital Stock	$1,128,673
Accumulated net investment loss	(304)
Accumulated net realized loss on investments	(16)
Net unrealized appreciation of investments	7,033
Net Assets	$1,135,386

Institutional
Class
Net Assets	$915,993
Shares issued and outstanding(1)	91,032
Net asset value, redemption price and minimum offering price per share	$10.06

Investor
Class
Net Assets	$219,393
Shares issued and outstanding(1)	21,802
Net asset value, redemption price and minimum offering price per share	$10.06
Maximum offering price per share(2)	$10.45

(1)	Unlimited shares authorized.
(2)	The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 3.75%.

See accompanying Notes to Financial Statements.

12	Tortoise Credit Strategies

2017 Semi-Annual Report | March 31, 2017

Statement of Operations (unaudited)
Period from December 28, 2016(1) to March 31, 2017

Investment Income:
Interest income	$8,580
Expenses:
Fund administration & accounting fees (See Note 5)	25,050
Registration fees	13,740
Audit & tax fees	12,144
Transfer agent fees & expenses (See Note 5)	12,045
Custody fees (See Note 5)	2,742
Legal fees	2,511
Trustee fees (See Note 5)	2,508
Compliance fees (See Note 5)	2,418
Shareholder communication fees	2,313
Advisory fees (See Note 5)	1,242
Other	1,152
Distribution fees — Investor Class (See Note 6)	136
Total expenses before reimbursement	78,001
Less: expense waiver/reimbursement by Adviser	(76,485)
Net expenses	1,516
Net Investment Income	7,064
Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments	(16)
Net change in unrealized appreciation of investments	7,033
Net Realized and Unrealized Gain on Investments	7,017
Net Increase in Net Assets Resulting from Operations	$14,081

(1) Inception date of the Fund.

See accompanying Notes to Financial Statements.

Tortoise Credit Strategies	13

Statement of Changes in Net Assets

Period from
December 28, 2016(1)
to March 31, 2017
(unaudited)
Operations
Net investment income	$7,064
Net realized loss on investments	(16)
Net change in unrealized appreciation of investments	7,033
Net increase in net assets resulting from operations	14,081
Capital Share Transactions
Institutional Class:
Proceeds from shares sold	910,000
Proceeds from reinvestment of distributions	570
Increase in net assets from Institutional Class transactions	910,570
Investor Class:
Proceeds from shares sold	218,000
Proceeds from reinvestment of distributions	103
Increase in net assets from Investor Class transactions	218,103
Net increase in net assets resulting from capital share transactions	1,128,673
Distributions to Shareholders
From net investment income
Institutional Class	(6,027)
Investor Class	(1,341)
Total distributions to shareholders	(7,368)
Total Increase in Net Assets	1,135,386
Net Assets
Beginning of period	—
End of period (including accumulated net investment loss of $(304))	$1,135,386
Transactions in Shares:
Institutional Class:
Shares sold	90,975
Shares issued to holders in reinvestment of dividends	57
Increase in Institutional Class shares outstanding	91,032
Investor Class:
Shares sold	21,792
Shares issued to holders in reinvestment of dividends	10
Increase in Investor Class shares outstanding	21,802
Net increase in shares outstanding	112,834

(1) Inception date of the Fund.

See accompanying Notes to Financial Statements.

14	Tortoise Credit Strategies

2017 Semi-Annual Report | March 31, 2017

Financial Highlights
Institutional Class

Period from
December 28, 2016(1)
to March 31, 2017
(unaudited)
Per Common Share Data(2)
Net asset value, beginning of period	$10.00
Investment operations:
Net investment income	0.07
Net realized and unrealized gain on investments	0.06
Total from investment operations	0.13
Less distributions from:
Net investment income	(0.07)
Net realized gains	—
Total distributions	(0.07)
Net asset value, end of period	$10.06
Total Return(3)	1.28%

Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$916
Ratio of expenses to average net assets:
Before expense waiver/reimbursement(4)	28.21%
After expense waiver/reimbursement(4)	0.50%
Ratio of net investment income (loss) to average net assets:
Before expense waiver/reimbursement(4)	(25.10)%
After expense waiver/reimbursement(4)	2.61%
Portfolio turnover rate(3)	109%

(1)	Inception date of the Fund.
(2)	For an Institutional Class Share outstanding for the entire period.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

Tortoise Credit Strategies	15

Financial Highlights (continued)
Investor Class

Period from
December 28, 2016(1)
to March 31, 2017
(unaudited)
Per Common Share Data(2)
Net asset value, beginning of period	$10.00
Investment operations:
Net investment income	0.07
Net realized and unrealized gain on investments	0.06
Total from investment operations	0.13
Less distributions from:
Net investment income	(0.07)
Net realized gains	—
Total distributions	(0.07)
Net asset value, end of period	$10.06
Total Return(3)(4)	1.22%

Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$219
Ratio of expenses to average net assets:
Before expense waiver/reimbursement(5)	28.46%
After expense waiver/reimbursement(5)	0.75%
Ratio of net investment income (loss) to average net assets:
Before expense waiver/reimbursement(5)	(25.35)%
After expense waiver/reimbursement(5)	2.36%
Portfolio turnover rate(4)	109%

(1)	Inception date of the Fund.
(2)	For an Investor Class Share outstanding for the entire period.
(3)	Total return does not reflect sales charges.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

16	Tortoise Credit Strategies

2017 Semi-Annual Report | March 31, 2017

Notes to Financial Statements (unaudited)
March 31, 2017

1. Organization

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Tortoise Select Income Bond Fund (the “Fund”) is a diversified series of the Trust. The investment objective of the Fund is to achieve a high level of total return with an emphasis on current income. The Fund seeks to achieve its objective by investing primarily in fixed income securities which may include corporate bonds of issuers in U.S. and foreign securities, mortgage-backed and asset-backed securities, Yankee bonds, bank loans, structured notes, convertible bonds and other convertible securities, and preferred securities. The Fund commenced operations on December 28, 2016. The Fund currently offers two classes of shares: the Institutional Class and the Investor Class. Institutional Class shares have no sales charge and are offered only to qualifying institutional investors and certain other qualifying accounts. Investor Class shares may be subject to a front-end sales charge of up to 3.75%.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation — All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes — The Fund intends to meet the requirements of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of March 31, 2017, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations.

Securities Transactions, Income and Distributions — The Funds follow industry practice and record security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities using the constant yield method of calculation.

Distributions from the Fund’s net investment income are accrued daily and paid monthly. Any net realized long term or short term capital gains on sales of the Funds’ securities are distributed to shareholders at least annually. Distributions from net realized gains for book purposes may include short term capital gains. All short term capital gains are included in ordinary income for tax purposes. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes, such as differing book and tax treatments of REIT investments and the deferral of wash sales. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share.

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Allocation of Income, Expenses and Gains/Losses — Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% of average daily net assets of Investor Class shares. Trust expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Illiquid or Restricted Securities — A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund. Illiquid securities may be valued under methods approved by the Board of Trustees as reflecting fair value. The Fund will not hold more than 15% of the value of its net assets in illiquid securities. Certain restricted securities may be considered illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board of Trustees as reflecting fair value. At March 31, 2017, the Fund did not hold any illiquid securities.

Tortoise Credit Strategies	17

Notes to Financial Statements (unaudited) (continued)

Indemnifications — Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred, and may not occur. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

Regulatory Update — In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017.

Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

3. Securities Valuation

The Fund has adopted fair value accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted prices in active markets for identical assets or liabilities.

Level 2 —

Observable inputs other than quoted prices included in Level 1. These inputs may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Significant unobservable inputs for the asset or liability, representing the Fund’s view of assumptions a market participant would use in valuing the asset or liability.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. The Fund’s investments are carried at fair value.

Corporate and Municipal Bonds — Corporate and Municipal bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Most corporate and municipal bonds are categorized in Level 2 of the fair value hierarchy.

U.S. Government & Agency Securities – U.S. government & agency securities are normally valued by an independent pricing service using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government and agency securities are categorized in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

Mortgage and Asset Backed Securities – Mortgage and asset backed securities are usually issued as separate tranches, or classes, of securities within each package of underlying securities. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche level attributes, estimated cash flows and market-based yield spreads for each tranche, and current market data and incorporate packaged, collateral performance, as available. Mortgage and asset backed securities that use such valuation techniques and inputs are categorized as Level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines its net asset value per share. The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

18	Tortoise Credit Strategies

2017 Semi-Annual Report | March 31, 2017

Notes to Financial Statements (unaudited) (continued)

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of March 31, 2017:

Description	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$498,391	$—	$498,391
Mortgage Backed Securities	—	244,707	—	244,707
U.S. Government Securities	—	203,276	—	203,276
Asset Backed Securities	—	139,938	—	139,938
Total investments in securities	$—	$1,086,312	$—	$1,086,312

Refer to the Fund’s Schedule of Investments for additional industry information. Transfers between levels are recognized at the end of the reporting period. During the period ended March 31, 2017 the Fund recognized no transfers between levels. The Fund did not invest in any Level 3 investments during the period.

4. Concentration Risk

The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of net assets plus the amount of any borrowings for investment purposes in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changing perceptions about the creditworthiness of individual issuers (including governments), counterparty credit risk, prepayment risk or broader changes to the economic environment that may affect future cash flows. Such investments will always be exposed to certain risks that cannot be hedged and the Adviser is not obligated to seek to hedge against any risk, including fluctuations in the value of investments as a result of changes in market, principal, credit, interest rate, counterparty or currency risk or any other developments.

5. Investment Advisory Fee and Other Transactions with Affiliates

The Trust has an agreement with Tortoise Credit Strategies, L.L.C. (the “Adviser”) to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.45% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to reimburse the Fund for its operating expenses to ensure that total annual operating expenses (excluding Rule 12b-1 fees, shareholder servicing plan fees, acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 0.50% of the Fund’s average daily net assets. Expenses reimbursed may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such reimbursement was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the reimbursement occurred and at the time of the recoupment. The Operating Expense Limitation Agreement is intended to be continual in nature and cannot be terminated within a year after the effective date of the Fund’s prospectus. After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees or the Adviser, with the consent of the Board. Reimbursed expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
9/30/2020	$76,485

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator, Transfer Agent and Fund Accountant. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust including the Chief Compliance Officer are employees of the Administrator. A Trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate of 0.08% of the first $125 million of the average daily net assets, 0.06% on the next $250 million and 0.04% of the average daily net assets in excess of $375 million, subject to an annual minimum of $60,000. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the period ended March 31, 2017 are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator. A Trustee of the Trust is an interested person of the Distributor.

Tortoise Credit Strategies	19

Notes to Financial Statements (unaudited) (continued)

6. Distribution Costs

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class only. The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Investor Class average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. For the period ended March 31, 2017, the Investor Class incurred expenses of $136 pursuant to the Plan.

7. Investment Transactions

The aggregate purchases and sales, excluding short-term investments, by the Fund for the period ended March 31, 2017 were as follows:

	Purchases	Sales
U.S. Government Securities	$866,693	$555,323
Other	977,353	268,642

8. Federal Tax Information

As of March 31, 2017, the cost basis for investments for federal income tax purposes was as follows:

Cost of investments	$1,079,279
Gross unrealized appreciation	$8,842
Gross unrealized depreciation	(1,809)
Net unrealized appreciation	$7,033

During the period ended March 31, 2017, the Fund paid the following distributions to shareholders:

Ordinary Income	$7,368

9. Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 2017, Tortoise Investments, LLC owned 88.6% of the outstanding shares of the Fund.

10. Subsequent Events

Management has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

20	Tortoise Credit Strategies

2017 Semi-Annual Report | March 31, 2017

Additional Information (unaudited)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT — Tortoise Credit Strategies, LLC

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on November 15-16, 2016, the Trust’s Board of Trustees (“Board”), including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (“Independent Trustees”) considered and approved the Investment Advisory Agreement between the Trust and Tortoise Credit Strategies, LLC (“Tortoise” or the “Adviser”) regarding the Tortoise Select Income Bond Fund (the “Fund”) (the “Investment Advisory Agreement”) for an initial two-year term.

Prior to this meeting, the Trustees received and considered information from Tortoise and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the Investment Advisory Agreement (“Support Materials”). Before voting to approve the Investment Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for their consideration of the approval of the Investment Advisory Agreement. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to approve the Investment Advisory Agreement, the Trustees considered all factors they believed relevant, including the following: (1) the nature, extent, and quality of the services to be provided by Tortoise with respect to the Fund; (2) the cost of the services to be provided and the profits to be realized by Tortoise from services rendered to the Fund; (3) comparative fee and expense data for the Fund and other investment accounts with similar investment objectives; (4) the extent to which economies of scale may be realized as the Fund grows, and whether the proposed advisory fee for the Fund reflects such economies of scale for the fund’s benefit; and (5) other benefits to Tortoise resulting from its relationship with the Fund. In their deliberations, the Trustees weighed to varying degrees the importance of the information provided to them, and did not identify any particular information that was all-important or controlling.

Based upon the information provided to the Board in the Support Materials and at an in-person presentation by a representative of Tortoise, the Board concluded that the overall arrangements between the Trust and Tortoise set forth in the Investment Advisory Agreement, as it relates to the Fund, are fair and reasonable in light of the services that Tortoise will perform, the investment advisory fees that the Fund will pay, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided. The Trustees considered the scope of services that Tortoise will provide under the Investment Advisory Agreement with respect to the Fund, noting that such services include but are not limited to the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold, or otherwise disposed of and the timing of such transactions; (3) voting all proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions effected by Tortoise on behalf of the Fund; and (5) selecting broker-dealers to execute orders on behalf of the Fund. The Trustees noted the experience of the Investment Policy and Strategy Committee that would be managing the Fund. The Trustees also noted the capitalization of Tortoise, and also noted the support Tortoise would receive from Tortoise Capital Advisors, L.L.C., an affiliated investment adviser, in the area of compliance. The Trustees considered the performance of a composite managed by Tortoise which has a similar investment strategy as the Fund and noted that the composite had outperformed its benchmark over all relevant time periods. The Trustees concluded that they were satisfied with the nature, extent, and quality of services that Tortoise proposes to provide to the Fund under the Investment Advisory Agreement.

Cost of Advisory Services and Profitability. The Trustees considered the proposed annual management fee that the Fund will pay to Tortoise under the Investment Advisory Agreement in the amount of 0.45% of the Fund’s average annual daily net assets, as well as Tortoise’s anticipated profitability for services that Tortoise will render to the Fund. In that regard, the Trustees noted that Tortoise expects to reimburse Fund operating expenses during the first 12 months of operation for the Fund. The Trustees also noted that the management fees Tortoise charges to separately managed accounts with similar investment strategies as that of the Fund are generally lower than the proposed advisory fee for the Fund. The Trustees noted the additional services that Tortoise anticipates providing to the Fund to justify the higher management fee. The Trustees also noted that Tortoise had contractually agreed, for a period of at least one year from the effective date of the Fund’s prospectus, to reimburse the Fund for its operating expenses to the extent necessary to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, Rule 12b-1 Fees, brokerage commissions, leverage, interest, taxes and extraordinary expenses) do not exceed 0.50% of the average daily net assets of the Fund. The Trustees concluded that Tortoise’s service relationship with the Fund is not projected to be profitable for Tortoise during the first 12 months of operation.

Tortoise Credit Strategies	21

Additional Information (unaudited) (continued)

Comparative Fee and Expense Data. The Trustees considered an analysis that the Trust’s administrator had prepared, comparing the contractual expenses that the Fund will bear and those of funds in the same Morningstar benchmark category. The Trustees noted that the Fund’s proposed management fee of 0.45% was higher than the average and median management fee reported for the benchmark category. They also noted that the projected total expenses of the Fund’s Institutional Class was below the average and median total expenses (after expense reimbursements) reported for the benchmark category. The Trustees noted that the projected total expenses for the Investor Class shares were higher than the average and median total expenses (after expense reimbursements) reported for the benchmark category. While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Tortoise’s proposed advisory fee is reasonable.

Economies of Scale. The Trustees then considered whether the Fund would benefit from any economies of scale, noting that the proposed investment advisory fee for the Fund did not contain breakpoints. The Trustees noted that the Fund is newly organized and that, given projected asset levels, an increase in assets would most likely not lead to economies of scale that Tortoise could share with the Fund for the foreseeable future. The Trustees concluded that it is not necessary to consider the implementation of fee breakpoints at this time, but committed to revisiting this issue in the future as circumstances change and asset levels increase.

Other Benefits. The Trustees noted that Tortoise expects to utilize soft dollar arrangements and that affiliated brokers will not be used to execute the Fund’s portfolio transactions. The Trustees also noted that Tortoise may benefit from the Rule 12b-1 and shareholder servicing fees paid by the Investor Class of the Fund. The Trustees considered that Tortoise may receive some form of reputational benefit from services rendered to the Fund but that such benefits are cannot be quantified. The Trustees concluded that Tortoise will not receive additional material benefits from its relationship with the Fund.

22	Tortoise Credit Strategies

2017 Semi-Annual Report | March 31, 2017

Additional Information (unaudited) (continued)

Availability of Fund Portfolio Information
The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-855-822-3863.

Availability of Proxy Voting Information
A description of the Fund’s Proxy Voting Policies and Procedures will be available without charge, upon request, by calling 1-855-822-3863.

Privacy Notice
The Funds collect only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Funds collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Funds do not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Funds, as well as the Funds’ investment adviser who is an affiliate of the Funds. If you maintain a retirement/ educational custodial account directly with the Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Funds limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Funds maintain physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

Tortoise Credit Strategies	23

Contacts

Board of Trustees
David Massart
Leonard Rush, CPA
David Swanson
Robert Kern

Investment Adviser
Tortoise Credit Strategies, L.L.C.
333 Hope Street, Suite 4050
Los Angeles, CA 90071

Investment Policy & Strategy Committee
N. Graham Allen, FCMA®, CGMA®
Brad Beman, CFA
Edward T. Bradford
Jeffrey Brothers, CFA
Gregory Haendel, CFA
Zelda Marzec

Independent Registered Public
Accounting Firm
Ernst & Young LLP
220 South Sixth Street, Suite 1400
Minneapolis, MN 55402

Transfer Agent, Fund Accountant
and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

Legal Counsel
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103-7096

1-855-822-3863

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-855-822-3863.

333 Hope Street, Suite 4050

Los Angeles, CA 90071

www.tortoisecredit.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the first and second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Managed Portfolio Series

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	June 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	June 7, 2017

By (Signature and Title)*	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date	June 7, 2017

* Print the name and title of each signing officer under his or her signature.